UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2009

Annual Report to Shareholders

DWS Commodity Securities Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Consolidated Investment Portfolio

23 Consolidated Financial Statements

27 Consolidated Financial Highlights

32 Notes to Consolidated Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Tax Information

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.62%, 2.41%, 2.35% and 1.22% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Consolidated Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended June 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/09
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Class A	-51.43%	-8.96%	-.99%
Class B	-51.85%	-9.69%	-1.76%
Class C	-51.85%	-9.69%	-1.76%
S&P® Goldman Sachs Commodity Index+	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	-43.74%	-2.86%	3.41%
Blended Index+	-50.67%	-8.58%	-1.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 6/30/09
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Institutional Class	-51.41%	-8.77%	-.80%
S&P Goldman Sachs Commodity Index+	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	-43.74%	-2.86%	3.41%
Blended Index+	-50.67%	-8.58%	-1.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/09	$ 3.22	$ 3.01	$ 3.01	$ 3.25
6/30/08	$ 19.06	$ 18.71	$ 18.71	$ 19.08
Distribution Information: Twelve Months as of 6/30/09: Capital Gain Distributions	$ 5.28	$ 5.28	$ 5.28	$ 5.28
Class A Lipper Rankings — Commodities Funds Category as of 6/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	40	of	61	65
3-Year	11	of	24	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/09
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$4,578	$7,112	$9,025
	Average annual total return	-54.22%	-10.74%	-2.32%
Class B	Growth of $10,000	$4,766	$7,316	$9,193
	Average annual total return	-52.34%	-9.89%	-1.91%
Class C	Growth of $10,000	$4,815	$7,365	$9,253
	Average annual total return	-51.85%	-9.69%	-1.76%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$4,031	$6,103	$7,111
	Average annual total return	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	Growth of $	$6,055	$8,992	$11,231
	Average annual total return	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	Growth of $10,000	$5,626	$9,165	$11,566
	Average annual total return	-43.74%	-2.86%	3.41%
Blended Index+	Growth of $10,000	$4,933	$7,642	$9,305
	Average annual total return	-50.67%	-8.58%	-1.65%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/09
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$485,900	$759,300	$965,600
	Average annual total return	-51.41%	-8.77%	-.80%
S&P Goldman Sachs Commodity Index+	Growth of $1,000,000	$403,100	$610,300	$711,100
	Average annual total return	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	Growth of $1,000,000	$605,500	$899,200	$1,123,100
	Average annual total return	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	Growth of $1,000,000	$562,600	$916,500	$1,156,600
	Average annual total return	-43.74%	-2.86%	3.41%
Blended Index+	Growth of $1,000,000	$493,300	$764,200	$930,500
	Average annual total return	-50.67%	-8.58%	-1.65%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.48% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Consolidated Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended June 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 6/30/09
DWS Commodity Securities Fund	1-Year	3-Year	Life of Fund*
Class S	-51.43%	-8.86%	-.87%
S&P Goldman Sachs Commodity Index+	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	-43.74%	-2.86%	3.41%
Blended Index+	-50.67%	-8.58%	-1.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/09	$ 3.25
6/30/08	$ 19.09
Distribution Information: Twelve Months as of 6/30/09: Capital Gain Distributions	$ 5.28
Class S Lipper Rankings — Commodities Funds Category as of 6/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	40	of	61	65
3-Year	9	of	24	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/09
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class S	Growth of $10,000	$4,857	$7,570	$9,626
	Average annual total return	-51.43%	-8.86%	-.87%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$4,031	$6,103	$7,111
	Average annual total return	-59.69%	-15.18%	-7.56%
MSCI World Energy Index+	Growth of $10,000	$6,055	$8,992	$11,231
	Average annual total return	-39.45%	-3.48%	2.71%
MSCI World Materials Index+	Growth of $10,000	$5,626	$9,165	$11,566
	Average annual total return	-43.74%	-2.86%	3.41%
Blended Index+	Growth of $10,000	$4,933	$7,642	$9,305
	Average annual total return	-50.67%	-8.58%	-1.65%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2009 to June 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/09	$ 1,110.00	$ 1,106.60	$ 1,106.60	$ 1,109.20	$ 1,109.20
Expenses Paid per $1,000*	$ 7.90	$ 11.80	$ 11.80	$ 6.80	$ 6.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/09	$ 1,017.31	$ 1,013.59	$ 1,013.59	$ 1,018.35	$ 1,018.35
Expenses Paid per $1,000*	$ 7.55	$ 11.28	$ 11.28	$ 6.51	$ 6.51
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.51%	2.26%	2.26%	1.30%	1.30%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Commodity Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Commodity Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Lead Portfolio Manager

Terence P. Brennan

Portfolio Manager

Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Market Overview and Fund Performance

Commodities and commodity-related equities experienced a severe downdraft during the past 12 months. The majority of the decline occurred in the first eight months of the period, when a dramatic drop-off in global growth caused commodity demand to wither and prices to plunge from their highs of mid-2008. The final four months of the period brought an improved environment, as the combination of enormous fiscal stimulus packages by global governments, low interest rates and a stabilization of the world economy led to a massive inflow of cash back into the commodity markets. While a positive development, this recovery was not nearly enough to make up for the previous downturn in the asset class.

With this as the backdrop, the Class A shares of DWS Commodity Securities Fund returned -51.43% (unadjusted for sales charges) during the past year. As was the case for the broader sector, the bulk of the loss occurred through the first eight months of the period. In the last four months of the fiscal year, it gained 23.28%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.)

The fund's blended benchmark — which is made up of the S&P Goldman Sachs Commodities Index (S&P GSCI) (50%), the MSCI World Energy Index (25%) and the MSCI World Materials Index (25%) — declined 50.67% for the year.1 The S&P GSCI, which measures the performance of physical commodities, declined 59.69%. The MSCI World Energy Index and MSCI World Materials Index, which measures equity performance, returned -39.45% and -43.74%, respectively.

The fund invests in (1) commodity futures (principally through its wholly owned subsidiary), commodity-linked structured notes and other instruments that provide the fund with market exposure to specific commodities and (2) commodity-linked equities.2 We look to capture commodity returns via (1) allocation between the equities and the commodities, depending on whichever we believe has the greater return potential; (2) tactical positions in individual commodities and other commodity-specific strategies; (3) security selection; and (4) investment themes.

Positive Contributors to Fund Performance

The fund's allocation decisions made a positive contribution to performance. The most important move was our decision to increase exposure to commodity-related stocks relative to commodity-linked structured notes prior to the market meltdown of the autumn. This was a positive for the fund's relative performance given the substantial outperformance of equities versus physical commodities during the downturn. We maintained this underweight, or lower weighting in a given sector or security than the benchmark, in commodity-linked structured notes relative to equities through the beginning of the year, reflecting our view that commodities would continue to underperform. Our basis for this thinking was that equity valuations for commodity-related stocks — which had fallen significantly in the wake of the plunge in the broader equity markets — seemed very inexpensive at a time when central banks around the globe were lowering interest rates aggressively. As the stocks subsequently outperformed and valuations rose, we reduced the fund's equity weighting and increased its position in commodity-linked structured notes. This positioning reflects our view that the recent global stimulus packages and increased money supply will ultimately lead to rising inflation, higher interest rates and a weaker US dollar — all of which are positive for commodity prices.

Our tactical positioning added value during the year. Our large overweight (a higher weighting in a given sector or security than the benchmark) position in gold, which dramatically outperformed other commodities in the flight to safety that occurred in the stock market downturn, was the largest contributor to outperformance in this area. We have established this position through an investment in the exchange-traded fund SPDR Gold Trust, reflecting our preference for having exposure to the metal itself rather than gold stocks.3

At a time of poor overall market performance, the top contributing stocks were largely those that fell less than the sector as a whole. With this in mind, the leading contributors on a relative basis were Archer Daniels Midland Co.,* Owens-Illinois, Inc., Enbridge, Inc., Occidental Petroleum Corp. and Praxair, Inc.

Negative Contributors to Fund Performance

An investment in a structured note issued and guaranteed by certain Lehman entities accounted for some of the fund's underperformance. On October 17, 2007, the fund purchased a structured note designed to provide exposure to the S&P GSCI Total Return Index.4 Lehman Brothers Holdings Inc., which guaranteed the note, filed for bankruptcy in September of 2008. Lehman Brothers accepted an order from the fund to liquidate the note prior to the bankruptcy filing, but the trade did not settle. Notwithstanding that, the order was given prior to the bankruptcy filing, the order was never settled and the fund did not receive the cash proceeds for the note. Consequently, the fund wrote down the value of the note, which at period end was approximately 14.5% of its value prior to the bankruptcy. The structured note accounted for approximately 3.6% of the fund's net asset value at the time of the Lehman bankruptcy. The fund is pursuing a claim for the proceeds for the note as part of the bankruptcy and Securities Investor Protection Act proceedings, but the amount of any eventual recovery is uncertain.

Our "Global Agribusiness" theme — which invests in fertilizer and agricultural chemical stocks — was the key detractor from performance. Despite its underperformance, we retained a positive view on the agriculture sector in the longer term.

Overall, stock selection detracted from performance during the year. The fund's leading individual detractors for the annual period were Century Aluminum Co.,* Bumi Resources,* Nabors Industries Ltd.,* Gazprom* and Tetra Technologies Inc.*

Outlook and Positioning

Commodity prices and the related equities roared higher once the US Federal Reserve Board (the Fed) began to increase the money supply in March 2009, but the pace of appreciation began to slow late in the second quarter. We believe prices may remain under pressure for a while due to the fragility of the economic outlook in the developed world. Additionally, with commodities having run so far, so quickly, we believe the Chinese will step back from commodity purchases in the near term. We would view any short-term sell-off as an opportunity, however, as we believe the recent cyclical downdraft in commodity prices ultimately will yield to the longer-term uptrend.

1 The S&P Goldman Sachs Commodities Index (formerly GSCI) is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of all dividends and, unlike fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.
2 A structured note is a debt obligation that also contains an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.
3 The SPDR Gold Trust is an exchange-traded gold fund that tracks the price performance of gold bullion.
4 The S&P GSCI Total Return Index measures a fully collaterized commodity futures investment that is rolled forward from the fifth to the ninth business day of each month. Currently the S&P GSCI includes 242 commodity nearby futures contracts.
* Not held in the portfolio as of June 30, 2009.

Portfolio Summary

Geographical Diversification (As a % of Common Stocks, Rights and Options Purchased)	6/30/09	6/30/08

United States	53%	45%
United Kingdom	13%	11%
Canada	13%	13%
Australia	6%	5%
France	4%	5%
Netherlands	3%	4%
Luxembourg	3%	1%
Switzerland	2%	—
Spain	1%	2%
Bermuda	—	3%
Sweden	—	2%
Norway	—	2%
China	—	2%
Russia	—	1%
Other	2%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks, Rights and Options Purchased)	6/30/09	6/30/08

Materials	49%	43%
Energy	47%	55%
Industrials	2%	1%
Consumer Staples	2%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2009 (22.0% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	4.5%
2. ExxonMobil Corp. Explorer and producer of oil and gas	United States	3.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	2.5%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.3%
5. Monsanto Co. Provider of agricultural products	United States	1.9%
6. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	1.5%
7. Owens-Illinois, Inc. Manufacturer of glass containers	United States	1.5%
8. BG Group PLC Specializes in the exploration, production, transmission and distribution of gas and oil	United Kingdom	1.5%
9. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	1.4%
10. ArcelorMittal Manufacturer of various types of steel	Luxembourg	1.3%

Consolidated Portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's consolidated portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio as of June 30, 2009

	Shares	Value ($)

Common Stocks 48.0%
Australia 3.0%
BHP Billiton Ltd.	241,424	6,616,808
Rio Tinto Ltd.	16,056	671,979
(Cost $7,873,016)		7,288,787
Brazil 0.5%
Cosan SA Industria e Comercio* (Cost $1,395,405)	167,594	1,231,617
Canada 6.4%
Agrium, Inc.	39,040	1,559,049
Barrick Gold Corp.	86,397	2,908,002
Enbridge, Inc.	357	12,388
EnCana Corp.	62,698	3,108,622
Kinross Gold Corp.	148,816	2,712,375
Potash Corp. of Saskatchewan, Inc. (a)	31,460	2,934,327
Suncor Energy, Inc.	78,719	2,386,625
(Cost $18,546,625)		15,621,388
France 1.9%
Lafarge SA (a)*	36,806	2,499,021
Total SA	39,861	2,158,957
(Cost $6,123,533)		4,657,978
Germany 0.2%
SMA Solar Technology AG (a) (Cost $618,508)	7,901	585,743
Luxembourg 1.4%
ArcelorMittal (Cost $3,657,293)	101,058	3,318,915
Netherlands 1.6%
Royal Dutch Shell PLC "A"	88,307	2,211,576
Royal Dutch Shell PLC "B"	62,443	1,576,459
(Cost $5,119,539)		3,788,035
Spain 0.5%
Gamesa Corp. Tecnologica SA (Cost $1,617,305)	59,186	1,123,626
Switzerland 0.9%
Transocean Ltd.*	17,519	1,301,486
Weatherford International Ltd.*	51,268	1,002,802
(Cost $2,441,460)		2,304,288
United Kingdom 6.3%
BG Group PLC	213,587	3,588,677
BHP Billiton PLC	194,804	4,400,237
BP PLC	708,367	5,605,418
Rio Tinto PLC	55,661	1,937,733
(Cost $17,219,179)		15,532,065
United States 25.3%
Air Products & Chemicals, Inc.	45,429	2,934,259
Anadarko Petroleum Corp.	31,300	1,420,707
Apache Corp.	33,811	2,439,464
Cameron International Corp.*	28,357	802,503
Chevron Corp.	92,284	6,113,815
Commercial Metals Co.	40,414	647,836
Corn Products International, Inc.	42,442	1,137,021
Crown Holdings, Inc.*	45,018	1,086,735
ExxonMobil Corp.	127,897	8,941,279
First Solar, Inc.*	3,723	603,573
Freeport-McMoRan Copper & Gold, Inc. (b)	45,797	2,294,888
Marathon Oil Corp. (b)	39,502	1,190,195
Martin Marietta Materials, Inc.	18,604	1,467,483
Monsanto Co.	62,612	4,654,576
National-Oilwell Varco, Inc.*	31,002	1,012,525
Occidental Petroleum Corp.	42,212	2,777,972
Owens-Illinois, Inc.*	129,165	3,617,912
Pactiv Corp.*	93,950	2,038,715
Peabody Energy Corp.	36,312	1,095,170
Praxair, Inc.	47,538	3,378,526
Quanta Services, Inc.*	25,480	589,352
Schlumberger Ltd.	45,502	2,462,113
Steel Dynamics, Inc.	122,645	1,806,561
The Mosaic Co. (b)	37,518	1,662,047
Ultra Petroleum Corp.*	48,167	1,878,513
United States Steel Corp.	52,336	1,870,489
XTO Energy, Inc.	59,227	2,258,918
(Cost $71,995,964)		62,183,147
Total Common Stocks (Cost $136,607,827)		117,635,589

Rights 0.2%
Australia 0.1%
Rio Tinto Ltd., Expiration Date 7/1/2009* (Cost $186,816)	8,009	136,172
United Kingdom 0.1%
Rio Tinto PLC, Expiration Date 7/1/2009* (Cost $405,095)	26,577	305,197
Total Rights (Cost $591,911)		441,369

Exchange-Traded Fund 2.4%
United States
SPDR Gold Trust* (Cost $3,516,848)	64,181	5,852,023

Exchange-Traded Note 0.7%
United States
iPath Dow Jones-AIG Livestock Total Return Sub-Index* (Cost $2,734,939)	63,100	1,819,173
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 18.8%
Landesbank Baden-Wurttemberg MLCX Structured Note, 144A, 0.159%, 7/24/2009 (c)	44,312,000	19,710,332
Barclays Bank PLC S&P GSCI/MDX Structured Note, Leverage Factor 3x, 144A, 0.209%, 7/9/2010 (d)	6,600,000	6,013,300
Cargill S&P GSCI Structured Note, Leverage Factor 3x, 144A, 0.209%, 6/24/2010 (d)	8,500,000	8,113,661
Merrill Lynch & Co., Inc. MLCX Structured Note, 144A, 0.309%, 7/24/2009 (c)	27,617,000	12,355,183
Total Commodities Linked/Structured Notes (Cost $87,029,000)		46,192,476

Government & Agency Obligation 1.2%
US Treasury Obligation
US Treasury Bill, 0.15%**, 9/17/2009 (e) (Cost $2,990,028)	2,991,000	2,989,821
	Contracts	Value ($)

Call Options Purchased 0.1%
United States
Freeport-McMoRan Copper & Gold, Inc., Expiration Date 8/22/2009, Strike Price $50.0	225	103,950
The Mosaic Co., Expiration Date 9/19/2009, Strike Price $55.0	284	43,736
Total Call Options Purchased (Cost $180,827)		147,686
	Shares	Value ($)

Securities Lending Collateral 1.6%
Daily Assets Fund Institutional, 0.48% (f) (g) (Cost $3,973,545)	3,973,545	3,973,545

Cash Equivalents 29.8%
Cash Management QP Trust, 0.27% (f) (Cost $73,112,037)	73,112,037	73,112,037
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $310,736,962)+	102.8	252,163,719
Other Assets and Liabilities, Net	(2.8)	(6,967,342)
Net Assets	100.0	245,196,377
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $319,179,857. At June 30, 2009, net unrealized depreciation for all securities based on tax cost was $67,016,138. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,521,987 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,538,125.
(a) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at June 30, 2009 amounted to $3,798,350, which is 1.5% of net assets.
(b) Security is pledged as collateral for written options contracts.
(c) Security is linked to the Merrill Lynch Commodity Index eXtra (MLCX). The index is a composite of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities.
(d) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(e) At June 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

MDX: Modified Index

MLCX: Merrill Lynch Commodity Index eXtra

S&P GSCI: Standard & Poor's Goldman Sachs Commodity Index

SPDR: Standard & Poor's Depositary Index

At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Goldman Sachs Commodity Index	7/17/2009	333	39,716,048	37,454,175	(2,261,873)

At June 30, 2009, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)*
Call Options Freeport-McMoRan Copper & Gold, Inc.	225	8/22/2009	40.0	247,950
Marathon Oil Corp.	176	10/17/2009	31.0	38,720
The Mosaic Co.	284	9/19/2009	45.0	139,160
Total Written Options (Premiums received $441,779)				425,830
* Unrealized appreciation at June 30, 2009 was $15,949.

For information on the Fund's policy and additional disclosures regarding futures, purchased and written options, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (h)
Australia	$ —	$ 7,424,959	$ —	$ 7,424,959
Brazil	1,231,617	—	—	1,231,617
Canada	15,621,388	—	—	15,621,388
France	—	4,657,978	—	4,657,978
Germany	—	585,743	—	585,743
Luxembourg	—	3,318,915	—	3,318,915
Netherlands	—	3,788,035	—	3,788,035
Spain	—	1,123,626	—	1,123,626
Switzerland	2,304,288	—	—	2,304,288
United Kingdom	—	15,837,262	—	15,837,262
United States	69,854,343	—	—	69,854,343
Commodities Linked/Structured Notes	—	—	46,192,476	46,192,476
Other receivable	—	—	2,088,529	2,088,529
Short-Term Investments (h)	3,973,545	76,101,858	—	80,075,403
Derivatives (i)	147,686	—	—	147,686
Total	$ 93,132,867	$ 112,838,376	$ 48,281,005	$ 254,252,248
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)	$ (2,687,703)	$ —	$ —	$ (2,687,703)
(h) See Consolidated Investment Portfolio for additional detailed categorizations.
(i) Derivatives include value of open options purchased, unrealized depreciation on open futures contracts and written options, at value.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Level 3 Reconciliation	Commodities Linked/ Structured Notes
Balance as of June 30, 2008	$ 281,319,248
Realized gains (loss)	(67,419,836)
Change in unrealized appreciation (depreciation)	(64,104,603)
Amortization premium/discount	—
Net purchase (sales)	(115,887,664)
Net transfers in (out) of Level 3	14,373,860
Balance as of June 30, 2009	$ 48,281,005
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2009	$ (54,149,830)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of June 30, 2009
Assets
Investments: Investments in securities, at value (cost $233,651,380) — including $3,798,350 of securities loaned	$ 175,078,137
Investment in Daily Assets Fund Institutional (cost $3,973,545)*	3,973,545
Investment in Cash Management QP Trust, at value (cost $73,112,037)	73,112,037
Total investments, at value (cost $310,736,962)	252,163,719
Foreign currency, at value (cost $2,978)	2,966
Receivable for Fund shares sold	1,822,757
Dividends receivable	102,534
Interest receivable	17,255
Foreign taxes recoverable	20,341
Other receivable**	2,088,529
Other assets	14,097
Total assets	256,232,198
Liabilities
Cash overdraft	3,926
Payable upon return of securities loaned	3,973,545
Payable for investments purchased	5,051,803
Payable for Fund shares redeemed	208,987
Payable for daily variation margin on open futures contracts	924,075
Accrued management fee	51,226
Options written, at value (premium received $441,779)	425,830
Other accrued expenses and payables	396,429
Total liabilities	11,035,821
Net assets, at value	$ 245,196,377
* Represents collateral on securities loaned.
** Other receivable represents the fair value of the pending sale of a commodities linked/structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2009 (continued)
Net Assets Consist of
Undistributed net investment income	2,578,129
Net unrealized appreciation (depreciation) on: Investments	(58,573,243)
Other receivable	(12,285,331)
Futures	(2,261,873)
Written options	15,949
Foreign currency	1,752
Accumulated net realized gain (loss)	(134,869,451)
Paid-in capital	450,590,445
Net assets, at value	$ 245,196,377
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($122,738,782 ÷ 38,085,509 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.22
Maximum offering price per share (100 ÷ 94.25 of $3.22)	$ 3.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,614,719 ÷ 2,863,979 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,117,447 ÷ 9,348,427 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.01
Class S Net Asset Value, offering and redemption price(a) per share ($39,988,057 ÷ 12,300,850 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.25

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($45,737,372 ÷ 14,081,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.25
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the year ended June 30, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $115,902)	$ 2,990,442
Interest	11,560
Interest — Cash Management QP Trust	317,176
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	938
Total Income	3,320,116
Expenses: Management fee	2,505,126
Administration fee	263,949
Services to shareholders	606,965
Custodian fee	67,577
Distribution and service fees	847,405
Professional fees	254,101
Trustees' fees and expenses	9,170
Reports to shareholders	118,968
Registration fees	140,722
Other	57,812
Total expenses before expense reductions	4,871,795
Expense reductions	(681,667)
Total expenses after expense reductions	4,190,128
Net investment income (loss)	(870,012)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(115,879,784)
Futures	(12,748,221)
Written options	1,073,363
Foreign currency	(86,067)
(127,640,709)
Change in net unrealized appreciation (depreciation) on: Investments	(135,022,186)
Other receivable	(12,285,331)
Futures	(3,015,891)
Written options	15,949
Foreign currency	2,856
(150,304,603)
Net gain (loss)	(277,945,312)
Net increase (decrease) in net assets resulting from operations	$ (278,815,324)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income (loss)	$ (870,012)	$ (2,537,223)
Net realized gain (loss)	(127,640,709)	127,073,143
Change in net unrealized appreciation (depreciation)	(150,304,603)	36,309,062
Net increase (decrease) in net assets resulting from operations	(278,815,324)	160,844,982
Distributions to shareholders from: Net investment income: Class S	—	(18,555)
Institutional Class	—	(38,485)
Net realized gains: Class A	(59,989,362)	—
Class B	(5,655,471)	—
Class C	(17,516,276)	—
Class S	(7,079,081)	—
Institutional Class	(22,627,950)	—
Total distributions	(112,868,140)	(57,040)
Fund share transactions: Proceeds from shares sold	188,842,123	268,607,087
Reinvestment of distributions	102,034,034	53,513
Cost of shares redeemed	(242,442,718)	(147,100,015)
Redemption fees	19,912	11,676
Net increase (decrease) in net assets from Fund share transactions	48,453,351	121,572,261
Increase (decrease) in net assets	(343,230,113)	282,360,203
Net assets at beginning of period	588,426,490	306,066,287
Net assets at end of period (including undistributed net investment income of $2,578,129 and $10,359, respectively)	$ 245,196,377	$ 588,426,490

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.06	$ 13.13	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.08)	.02	.11	.02
Net realized and unrealized gain (loss)	(10.54)	6.01	.83	2.20	.35
Total from investment operations	(10.56)	5.93	.85	2.31	.37
Less distributions from: Net investment income	—	—	(.06)	(.02)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	—	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.22	$ 19.06	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[c,d]	(51.43)	45.16	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123	372	211	166	44
Ratio of expenses before expense reductions (%)	1.79	1.62	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.51	1.50	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	(.25)	(.49)	.21	.91	.57*
Portfolio turnover rate (%)	113	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	(10.37)	5.92	.81	2.19	.35
Total from investment operations	(10.42)	5.73	.75	2.21	.34
Less distributions from: Net realized gains	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	(51.85)	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	25	17	16	4
Ratio of expenses before expense reductions (%)	2.65	2.41	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.26	2.25	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(1.00)	(1.24)	(.54)	.17	(.18)*
Portfolio turnover rate (%)	113	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	(10.37)	5.92	.81	2.19	.35
Total from investment operations	(10.42)	5.73	.75	2.21	.34
Less distributions from: Net realized gains	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	(51.85)	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	86	52	48	12
Ratio of expenses before expense reductions (%)	2.57	2.35	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.26	2.25	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(1.00)	(1.24)	(.54)	.16	(.18)*
Portfolio turnover rate (%)	113	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.09	$ 13.13	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(0.00)***	(.05)	.04	.13	.03
Net realized and unrealized gain (loss)	(10.56)	6.02	.82	2.21	.34
Total from investment operations	(10.56)	5.97	.86	2.34	.37
Less distributions from: Net investment income	—	(.01)	(.08)	(.04)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	(.01)	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.25	$ 19.09	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[c]	(51.43)	45.50	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	34	14	10	2
Ratio of expenses before expense reductions (%)	1.62	1.48	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.31	1.32	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	(.05)	(.31)	.36	1.07	.72*
Portfolio turnover rate (%)	113	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 13.12	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.04)	.05	.14	.03
Net realized and unrealized gain (loss)	(10.56)	6.03	.82	2.20	.34
Total from investment operations	(10.55)	5.99	.87	2.34	.37
Less distributions from: Net investment income	—	(.03)	(.09)	(.05)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	(.03)	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.25	$ 19.08	$ 13.12	$ 12.56	$ 10.37
Total Return (%)	(51.41)[c]	45.68	7.25[c]	22.52[c]	3.70c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	72	12	10.4
Ratio of expenses before expense reductions (%)	1.33	1.22	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.26	1.22	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	.00***	(.21)	.46	1.18	.82*
Portfolio turnover rate (%)	113	145	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. Effective March 25, 2009, the Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2009, the Fund held $37,545,653 in the Subsidiary, representing 15.31% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the accounts of the Fund and the Subsidiary.

The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities, exchange-traded funds and exchange-traded notes ("ETFs" and "ETNs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities, ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Trustees. Pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's consolidated financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination; and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. In June of 2009, the Fund commenced lending securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to provide market exposure to specific commodities.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2009 is included in a table following the Fund's Consolidated Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the purchased options contracts as of June 30, 2009 is included in the Fund's Consolidated Investment Portfolio and a summary of the open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying consolidated financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2009, the value of these securities comprised 18.8% of the Fund's net assets.

A summary of the commodities linked/structured notes as of June 30, 2009 is included in the Fund's Consolidated Investment Portfolio.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2009 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Commodities Linked/ Structured Notes	Total Value
Commodity Contracts (a)	$ —	$ 46,192,476	$ 46,192,476
Equity Contracts (a)	147,686	—	147,686
	$ 147,686	$ 46,192,476	$ 46,340,162

Each of the above derivatives are located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options and commodities linked/structured notes)
Liability Derivatives	Written Options	Futures Contracts	Total Value
Equity Contracts (a)	$ 15,949	$ —	$ 15,949
Commodity Contracts (b)	—	(2,261,873)	(2,261,873)
	$ 15,949	$ (2,261,873)	$ (2,245,924)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation (depreciation) on written options
(b) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2009 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Commodities Linked/ Structured Notes	Total Value
Equity Contracts (a)	$ (15,457)	$ 1,073,363	$ —	$ —	$ 1,057,906
Commodity Contracts (b)	—	—	(12,748,221)	(67,419,836)	(80,168,057)
	$ (15,457)	$ 1,073,363	$ (12,748,221)	$ (67,419,836)	$ (79,110,151)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and written options, respectively
(b) Net realized gain (loss) from investments (includes commodities linked/structured notes) and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Commodities Linked/ Structured Notes	Total Value
Equity Contracts (a)	$ (33,141)	$ 15,949	$ —	$ —	$ (17,192)
Commodity Contracts (b)	—	—	(3,015,891)	(64,104,603)	(67,120,494)
	$ (33,141)	$ 15,949	$ (3,015,891)	$ (64,104,603)	$ (67,137,686)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively
(b) Change in net unrealized appreciation (depreciation) on investments (includes commodities linked/structured notes) and futures, respectively

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2009 the Fund had a net tax basis capital loss carryforward of approximately $70,585,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017, whichever occurs first.

In addition, from November 1, 2008 through June 30, 2009, the Fund incurred approximately $55,841,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2009 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,578,807
Capital loss carryforward	$ (70,585,000)
Unrealized appreciation (depreciation) on investments	$ (67,016,138)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2009	2008
Distributions from ordinary income*	$ 78,021,080	$ 57,040
Distributions from long-term capital gains	$ 34,847,060	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $283,990,634 and $423,278,570, respectively.

For the year ended June 30, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Beginning of period	—	$ —
Options written	13,678	3,293,554
Options closed	(12,580)	(2,708,465)
Options exercised	(413)	(143,310)
End of period	685	$ 441,779

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

For the period from July 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.31%.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.30%.

For the year ended June 30, 2009, the Advisor waived a portion of its management fee aggregating $164,074 and the amount charged aggregated $2,341,052, which was equivalent to an annual effective rate of 0.89% of the Fund's average daily net assets.

For the year ended June 30, 2009, the Advisor reimbursed $14,901 and $642 of sub-recordkeeping expenses for Class S and Institutional Class, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2009, the Administration Fee was $263,949, of which $19,484 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2009
Class A	$ 272,489	$ 272,133	$ 356
Class B	30,631	30,599	32
Class C	79,297	79,212	85
Class S	30,387	30,318	69
Institutional Class	4,650	4,514	136
	$ 417,454	$ 416,776	$ 678

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2009
Class B	$ 84,757	$ 5,053
Class C	282,436	16,485
	$ 367,193	$ 21,538

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2009	Annual Effective Rate
Class A	$ 357,723	$ 61,910	$ 36,818.20%
Class B	28,253	6,671	3,916.19%
Class C	94,236	16,693	11,553.21%
	$ 480,212	$ 85,274	$ 52,287

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2009 aggregated $29,926.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2009, the CDSC for the Fund's Class B and C shares was $74,013 and $24,047, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2009, DIDI received $1,453 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $35,587, of which $11,122 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2009, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 11% and 16%, respectively, of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes and futures contracts. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these investments is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, commodities-linked structured notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,298,931	$ 96,053,603	9,838,255	$ 154,701,687
Class B	441,720	1,952,129	552,693	8,634,640
Class C	2,602,644	11,158,274	1,682,846	25,597,055
Class S	10,393,946	40,264,733	1,749,192	27,026,044
Institutional Class	5,238,288	39,413,384	3,273,512	52,647,661
		$ 188,842,123		$ 268,607,087
Shares issued to shareholders in reinvestment of distributions
Class A	18,830,309	$ 53,293,860	—	$ —
Class B	1,849,230	4,900,458	—	—
Class C	5,680,675	15,053,790	—	—
Class S	2,234,222	6,367,532	1,194	17,728
Institutional Class	7,866,103	22,418,394	2,420	35,785
		$ 102,034,034		$ 53,513
Shares redeemed
Class A	(22,558,521)	$ (174,756,146)	(6,384,846)	$ (99,099,031)
Class B	(774,232)	(5,650,697)	(495,295)	(7,705,398)
Class C	(3,506,234)	(24,094,094)	(1,153,975)	(17,812,907)
Class S	(2,095,339)	(16,024,745)	(1,017,182)	(15,653,416)
Institutional Class	(2,795,669)	(21,917,036)	(449,145)	(6,829,263)
		$ (242,442,718)		$ (147,100,015)
Redemption fees		$ 19,912		$ 11,676
Net increase (decrease)
Class A	18,570,719	$ (25,401,065)	3,453,409	$ 55,609,457
Class B	1,516,718	1,202,506	57,398	929,334
Class C	4,777,085	2,120,966	528,871	7,784,996
Class S	10,532,829	30,607,520	733,204	11,394,291
Institutional Class	10,308,722	39,923,424	2,826,787	45,854,183
		$ 48,453,351		$ 121,572,261

H. Revenue Rulings

The fund obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

I. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of June 30, 2009, events and transactions from July 1, 2009 through August 25, 2009, the date the consolidated financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's consolidated financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Commodity Securities Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Commodity Securities Fund (the "Fund") at June 30, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.63 per share from the net long-term capital gains during its year ended June 30, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 1.20% of the income dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended June 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,417,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2009, DWS Commodity Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMODITY SECURITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$64,000	$0	$0	$0
2008	$62,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$0	$0
2008	$21,500	$31,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$31,000	$600,000	$631,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 25, 2009